UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2007
McKesson Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

McKesson Plaza, One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 983-8300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 26, 2007, McKesson Corporation (the “Company”) announced via press release the Company’s preliminary results for the first quarter ended June 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company, dated July 26, 2007, announcing the Company’s first quarter fiscal year 2008 preliminary results for the period ended June 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 26, 2007

McKesson Corporation
By:	/s/ Jeffrey C. Campbell
Jeffrey C. Campbell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company, dated July 26, 2007, announcing the Company’s first quarter fiscal year 2008 preliminary results for the period ended June 30, 2007.